Exhibit 99.3
PROXY FOR THE SPECIAL MEETING IN LIEU OF THE 2009 ANNUAL MEETING OF STOCKHOLDERS OF Hicks Acquisition Company I, Inc. This Proxy Is Solicited On Behalf Of The Board Of Directors The undersigned hereby appoints Joseph B. Armes and Robert M. Swartz (together, the “Proxies”), and each of them, with full power of substitution, as proxies to vote the shares that the undersigned is entitled to vote at the Special Meeting In Lieu of the 2009 Annual Meeting of Stockholders of Hicks Acquisition Company I, Inc. (the “Company”) to be held on September 22, 2009 at 10:30 a.m. Central Daylight Savings Time and at any adjournments and postponements thereof. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxies’ discretion on such other matters as may properly come before the meeting or any adjournment or postponement thereof. The undersigned acknowledges receipt of the enclosed proxy statement/prospectus and revokes all prior proxies for said meeting. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES NAMED IN PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3, AND FOR PROPOSAL 4. PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on reverse side.) Ù Detach here from proxy voting card. Ù

HICKS ACQUISITION COMPANY I, INC. THE BOARD OF DIRECTORS RECOMMENDS A To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the VOTE “FOR” PROPOSALS 1, 2, 3, AND 4. For All Withhold All For All Except line below 1. Vote on Directors ☐ ☐ ☐ ___ A. Election of Class I Directors Nominees: 01 Joseph B. Armes 02 William A. Montgomery B. Election of Class II Directors Nominees: 03 Brian Mulroney 04 William H. Cunningham 2. Vote on Amendments to Certificate of Incorporation For Against Abstain Approval of amendments to the Company’s amended and restated certificate of incorporation to provide for its perpetual existence and to permit a business combination with an entity engaged in the energy industry as its principal business. ☐ ☐ ☐ 3. Vote on Adoption of Agreement For Against Abstain Approval of adoption of the Purchase and IPO Reorganization Agreement, dated as of August 2, 2009, by and among the Company, Resolute Energy Corporation, Resolute Subsidiary Corporation, Resolute Aneth, LLC, Resolute Holdings, LLC, Resolute Holdings Sub, LLC, and HH-HACI, L.P., and the transactions contemplated thereby. ☐ ☐ ☐ Election to Exercise Conversion Rights Exercise Conversion Rights Only if you voted “AGAINST” Proposal No. 3 and you hold shares of common stock of the Company that were ☐ issued in the Company’s initial public offering — you may exercise conversion rights and demand that the Company convert your shares of common stock into a pro rata portion of the Company’s initial public offering trust account by marking the “Exercise Conversion Rights” box. If eligible, and you choose to exercise conversion rights, you will effectively be exchanging your shares of common stock of the Company for cash and will no longer own those shares. You will only be entitled to receive cash for those shares if (i) the acquisition is completed and you continue to hold such shares through the effective time thereof, and (ii) you tender your stock certificate in accordance with the delivery requirements discussed in the definitive proxy statement/prospectus under the heading “Special Meeting of HACI Public Warrantholders and Special Meeting In Lieu of the 2009 Annual Meeting of HACI Stockholders—Conversion Rights.” 4. Vote on Adjournment of Special Meeting In Lieu of Annual Meeting For Against Abstain Approval of an adjournment of the special meeting in lieu of the 2009 annual meeting of Company stockholders, if necessary, in order to permit further solicitation and a vote of proxies in favor of proposals 1, 2, and 3. ☐ ☐ ☐ The shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR proposals 1, 2, 3, and 4. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in his/her discretion. IMPORTANT — PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY. THANK YOU FOR VOTING. Signature ___Signature, if held jointly ___Dated ___ When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Proxy — Hicks Acquisition Company I, Inc. You are cordially invited to attend the Special Meeting In Lieu of the 2009 Annual Meeting of Stockholders To be held on September 22, 2009, at 10:30 a.m. Central Daylight Savings Time, at 1700 Pacific Avenue, 39th Floor, Dallas, Texas, 75201